UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2006

Ambassadors International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26420	91-1688605
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1071 Camelback Street

Newport Beach, CA 92660

(Address of principal executive offices) (Zip Code)

(949) 759-5900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 – Completion of Acquisition or Disposition of Assets

On January 13, 2006, Ambassadors International, Inc., a Delaware corporation (“Ambassadors”), filed with the Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K with respect to the completion of its acquisition, through its wholly-owned subsidiary, Ambassadors Cruise Group, LLC, a Delaware limited liability company (“Ambassadors Cruise Group”) of American West Steamboat Company LLC, an Oregon limited liability company and related entities (collectively, “American West Cruises”), pursuant to the terms of that certain Membership Interest Purchase Agreement dated as of December 27, 2005 (the “Purchase Agreement”), by and among Ambassadors, Ambassadors Cruise Group and Oregon Rail Holdings LLC (“ORH”). The acquisition was completed on January 13, 2006.

This Amendment No. 1 of the Current Report on Form 8-K/A provides the required financial information and amends Item 9.01(a) and (b) of this Current Report on Form 8-K filed by Ambassadors on January 13, 2006.

Item 9.01 – Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

•	The following financial statements of American West Cruises are being filed with this report as Exhibit 99.1:

•	Report of Independent Registered Public Accounting Firm;

•	Combined Balance Sheets as of December 31, 2005 and 2004;

•	Combined Statements of Operations for the years ended December 31, 2005, 2004 and 2003;

•	Combined Statements of Changes in Members’ Equity for the years ended December 31, 2005, 2004 and 2003;

•	Combined Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003;

•	Notes to Combined Financial Statements.

(b)	The following pro forma financial information is being filed with this report as Exhibit 99.2:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2005;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months ended December 31, 2005;

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what Ambassadors’ financial position or results of operations actually would have been had Ambassadors completed the acquisition as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

(c)	Exhibits

Exhibit Number	Description
2.1	Membership Interest Purchase Agreement, dated December 27, 2005, as amended, by and among Ambassadors, Ambassadors Cruise Group and ORH (previously filed as Exhibit 2.1 to this Current Report on Form 8-K filed December 27, 2005)

2.2	Amendment No. 1, dated January 13, 2006, to Membership Interest Purchase Agreement (previously filed as Exhibit 2.2 to this Current Report on Form 8-K filed January 13, 2006)

23.1	Consent of Mayer Hoffman McCann P.C.

99.1	Financial Statements listed in Item 9.01(a)

99.2	Pro Forma Financial Information listed in Item 9.01(b)

99.3	Press release issued by Ambassadors dated January 13, 2006 (previously filed as Exhibit 99.1 to this Current Report on Form 8-K filed January 13, 2006)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.

Date: March 28, 2006	By:	/s/ Brian R. Schaefgen
Brian R. Schaefgen
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Membership Interest Purchase Agreement, dated December 27, 2005, as amended, by and among Ambassadors, Ambassadors Cruise Group and ORH (previously filed as Exhibit 2.1 to this Current Report on Form 8-K filed December 27, 2005)

2.2	Amendment No. 1, dated January 13, 2006, to Membership Interest Purchase Agreement (previously filed as Exhibit 2.2 to this Current Report on Form 8-K filed January 13, 2006)

23.1	Consent of Mayer Hoffman McCann P.C.

99.1	Financial Statements listed in Item 9.01(a)

99.2	Pro Forma Financial Information listed in Item 9.01(b)

99.3	Press release issued by Ambassadors dated January 13, 2006 (previously filed as Exhibit 99.1 to this Current Report on Form 8-K filed January 13, 2006)